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                                                                  EXHIBIT 10.19


                                THIRD AMENDMENT

                                       TO

                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                     among

                          QUEEN SAND RESOURCES, INC.,
                            a Delaware corporation,
                                 as Guarantor,

                          QUEEN SAND RESOURCES, INC.,
                              a Nevada corporation
                                  as Borrower,


                               BANK OF MONTREAL,
                                   as Agent,

                                      and

                          The Lenders Signatory Hereto


                       Effective as of November 13, 1998






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            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment") executed effective as of November 13, 1998 (the "Effective Date") is among QUEEN SAND RESOURCES, INC., a Delaware corporation ("QSRD"), QUEEN SAND RESOURCES, INC., a corporation formed under the laws of the State of Nevada (the "Borrower"); NORTHLAND OPERATING CO., a Nevada corporation ("Northland"), CORRIDA RESOURCES, INC., a Nevada corporation ("Corrida"), each of the lenders that is a signatory hereto (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); and BANK OF MONTREAL, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                    RECITALS

         A. QSRD, the Borrower, the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of April 17, 1998, as amended by (i) that certain First Amendment to Amended and Restated Credit Agreement dated as of July 1, 1998 and (ii) that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 10, 1998 (such agreement, as amended, the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

         B. The Borrower has requested and the Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

         C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined Terms. All capitalized terms which are defined in the Credit Agreement, but which are not defined in this Third Amendment, shall have the same meanings as defined in the Credit Agreement. Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.

         Section 2. Amendments to Credit Agreement.

         2.1 Amendments to Section 1.01.

         (a) The definition of "Agreement" is hereby amended to read as follows:

                  "Agreement" shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, and as further amended from time to time.

         (b) The following definitions are hereby added where alphabetically appropriate:

                  "Third Amendment" shall mean that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 13, 1998 among the Obligors, the Agent and the Lenders.


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                  "Third Amendment Effective Date" shall mean the "Effective
         Date" as such term is defined in the Third Amendment.

         2.2 Amendment to Section 9.14.

         Section 9.14 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

         Section 9.14 Fixed Charge Coverage Ratio. QSRD's Fixed Charge Coverage Ratio as of the end of any full fiscal quarter shall not be less than the following for the period then applicable:

                  (i) for the three month period ending on December 31, 1998, 1.5 to 1.0;

                  (ii)     for the six month period ending on March 31, 1999,
                           1.5 to 1.0; and

                  (iii)    for the nine month period ending on June 30, 1999,
                           1.5 to 1.0; and

                  (iii) for each rolling period of four fiscal quarters thereafter, 1.5 to 1.0.

         Section 3. Waivers. QSRD and the Borrower have informed the Agent and the Lenders that QSRD has failed to comply with the Fixed Charge Coverage Ratio set forth in Section 9.14 for the fiscal quarters ending June 30, 1998 and September 30, 1998. QSRD and the Borrower have requested that the Agent and the Lenders waive any Default or Event of Default associated with the foregoing defaults; and the Agent and each Lender, by the execution and delivery of this Third Amendment, hereby agree to waive any Default or Event of Default associated with the failure to comply with the Fixed Charge Coverage Ratio for the fiscal quarters ending June 30, 1998 and September 30, 1998; provided that the foregoing waivers are granted only with respect to and shall be limited precisely to the Defaults and Events of Default relating to the Fixed Charge Coverage Ratio for the fiscal quarters ending June 30, 1998 and September 30, 1998.

         Nothing contained herein shall be deemed to constitute a consent or waiver with respect to any other term, provision or condition of the Credit Agreement and the other Loan Documents or shall prejudice any right or remedy that the Agent and/or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any Loan Document.

         Section 4. Conditions Precedent. The effectiveness of this Third Amendment is subject to the receipt by the Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Agent in form and substance:

         4.1 Loan Documents. The Agent shall have received multiple counterparts as requested of this Third Amendment.

         4.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.


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         Section 5. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Third Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Effective Date; and (b) that after giving effect to this Third Amendment and to the transactions and waivers contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

         Section 6. Miscellaneous.

         6.1 Confirmation. The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment.

         6.2 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this Third Amendment, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under its respective Guaranty Agreement, if applicable, and the other Security Instruments to which it is a party and agrees that its respective Guaranty Agreement, if applicable, and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

         6.3 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         6.4 No Oral Agreement. THIS WRITTEN THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

         6.5 GOVERNING LAW. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                          [SIGNATURES BEGIN NEXT PAGE]

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         IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be duly executed effective as of the date first written above.

BORROWER:                   QUEEN SAND RESOURCES, INC., a Nevada corporation


                                    By: /s/ ROBERT P. LINDSAY
                                       --------------------------------
                                             Robert P. Lindsay
                                             Vice President


                                    By: /s/ EDWARD J. MUNDEN
                                       --------------------------------
                                             Edward J. Munden
                                             President


QSRD:                       QUEEN SAND RESOURCES, INC., a Delaware corporation


                                    By: /s/ ROBERT P. LINDSAY
                                       --------------------------------
                                             Robert P. Lindsay
                                             Chief Operating Officer


                                    By: /s/ EDWARD J. MUNDEN
                                       --------------------------------
                                             Edward J. Munden
                                             President


GUARANTORS:                 NORTHLAND OPERATING CO.


                                    By: /s/ ROBERT P. LINDSAY
                                       --------------------------------
                                             Robert P. Lindsay
                                             Vice President


                                    By: /s/ EDWARD J. MUNDEN
                                       --------------------------------
                                             Edward J. Munden
                                             President




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                            CORRIDA RESOURCES, INC.


                                     By: /s/ ROBERT P. LINDSAY
                                        --------------------------------
                                              Robert P. Lindsay
                                              Vice President


                                     By: /s/ EDWARD J. MUNDEN
                                        --------------------------------
                                              Edward J. Munden
                                              President


AGENT:                      BANK OF MONTREAL, as Agent


                                     By: /s/ ROBERT L. ROBERTS
                                        --------------------------------
                                              Robert L. Roberts
                                              Director, U.S. Corporate Banking


LENDER:                     BANK OF MONTREAL


                                     By: /s/ MELISSA A. BAUMAN
                                        --------------------------------
                                              Melissa A. Bauman
                                              Director, U.S. Corporate Banking


                            SOCIETE GENERALE, SOUTHWEST AGENCY


                                     By: /s/ MARK A. COX
                                        --------------------------------
                                              Mark A. Cox
                                              Director


                            ENRON CAPITAL & TRADE RESOURCES CORP.


                                     By: /s/ AUTHORIZED SIGNATORY
                                        --------------------------------
                                     Name:
                                     Title:



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                           JOINT ENERGY DEVELOPMENT INVESTMENTS II LIMITED
                           PARTNERSHIP

                           By: Enron Capital Management II Limited Partnership, its sole general partner

                                By: Enron Capital II Corp., its sole general
                                partner

                                By: /s/ AUTHORIZED SIGNATORY
                                   --------------------------------
                                Name:
                                Title:



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